UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-09497

Dividend Growth Trust

58 Riverwalk Blvd, Building 2, Ste A, Ridgeland, SC  29936

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, Delaware 19801
 (Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Copies to:

John H. Lively
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law Group
2041 West 141st Terrace, Suite 119
Leawood, KS  66224

Date of fiscal year end:     09/30

Date of reporting period:   03/31/2011

Item 1.  Reports to Stockholders.

Rising Dividend Growth Fund

Semi-Annual Report

March 31, 2011

Fund Advisor:

Dividend Growth Advisors, LLC
58 Riverwalk Boulevard
Building 2, Suite A
Ridgeland, SC  29936

Toll Free: (888) 826-2520

Management Discussion of Fund Performance – Semi-Annual, March 31, 2011

The Investment Environment

The first calendar quarter of 2011 was the best for US equity markets since 1998, with the Dow up 6.4%, the S&P 500 higher by 5.4%, the Russell 2000 up 7.6%, etc.1 as nearly all asset values in the US went up, even bonds in the aggregate.  This is on the heels of a solid year-end 2010.  Conflicts in Egypt, Yemen, Bahrain, Libya, Wisconsin of all places, a potential default in Portugal, and a historic 9.0 earthquake in Japan caused only a pause in the US market’s climb. Outside the US, developing country markets fared less well as interest rate inflation in China, India, Brazil, etc. led those countries to put the brakes on growth.  Japan’s tepid market optimism was immediately crushed by crippling earthquakes/tsunamis and markets in the Middle East/North Africa attempted to recover from civil wars. Asian markets generally did not respond well during the quarter to headwinds faced by the region, but at the same time, they did not collapse.  Perhaps that should be seen as underlying strength, in a region with powerful long-term secular growth.  European equity markets, with all of their problems, responded with the best returns in the quarter as investors believe that there is a recovery in progress.  Around the globe, the prevailing feeling is that global growth is currently very strong and that improvements in damaged regions of the world will lead to an even stronger future recovery.  With large segments of the global bond market and housing markets perceived as fundamentally weak, equity markets worldwide received additional buoyancy.

Further underlying the overall market strength are very reasonable valuations, a 5%+ global GDP growth rate, increasing supplies of oil being pumped by Middle Eastern states to finance their respective civil unrests, and a political stalemate in the US – normally a good thing for economic progress.

Simultaneously, by nearly all measures, the US and many other nations continue their monetary expansion policy.  This is on top of extreme fiscal stimulus applied in the US economy in 2009 and 2010.  The M2 money supply has risen 4.4% over the past 12 months, while the overall monetary base is up 16.3%.2  Gold is up 28.4% over the same time period and many other precious metals have increased even more than that – which signals to us, prices of assets may be increasing faster than their real, underlying values.

Investment Landscape

We see signs that cash is finally being spent and not hoarded as it had been in the previous twelve months by corporations and individuals.  Dividend increases in the S&P 500 for the first calendar quarter in 2011 were a record – $16.6 billion3.On a year-over-year basis in March in the US, consumer confidence was up 20%, on-line help wanted rose 20%, durable goods order levels were up 15% and fixed investment climbed 7%4.  Net hiring reached 216,000 in March as businesses began to put their money where their needs were, for the first time in a while.  So in addition to large money supply increases, the velocity of money and spending patterns have turned more favorable.  While hoarding of cash has slowed, hoarding of natural resources (oil, gold, silver, etc.) has increased. This is driven by the flood of money being pumped into most global markets by governments and central banks, which has created a condition of too much money chasing too few investment options.

The natural result of this is higher inflation for nearly all assets (except real estate), something that has relieved markets in general, at least for now.  An unintended but almost inevitable outcome of this approach is future above-norm levels of inflation and a loss of real, fundamental asset value.  Inflation is beginning to evidence itself in a number of key places, such as a 7.4% rise in wholesale food prices in the US in February, an annualized Producer Price Index rise of 5.4% in March and the double digit rise in commodity prices, across the board5.  This is supported by investor confidence in “backstops” from large governments.

We, at Dividend Growth Advisors, believe that the Fund’s mandate to identify the strongest dividend growth investments and master limited partnership (MLP) distribution growth opportunities, with strong balance sheet characteristics, is among the best ways to protect against inflation.

We believe that this will become more apparent in June when the US Federal Reserve’s quantitative easing program (QE2) comes to an official end.  Consequently, we do not believe that there is a high likelihood of an announced QE3, but with the Fed’s required mandate to purchase treasuries with the $300 billion of mortgage principal re-payments on its balance sheet, there is a non-official backdoor mechanism in place to continue easy money.

Despite all of the current factors driving the higher future cost of money, interest rates are currently low, economic growth is picking up in the US (in or around 3% per annum at present) and operating efficiencies are being captured as individuals and companies have tightened their belts since the deep recessionary shock in 2008-2009.  Many of the world’s companies are taking advantage of cheap financing costs, weaker competitors and varying degrees of pricing power, to extend profit margins.  This is core to increasing value for investors – and the market’s current verdict on this has been very positive.

Mutual Fund Performance Review for the First Half, Fiscal 2011

The total return of the The Rising Dividend Growth Fund (the “Fund”), Class A shares for the first half of fiscal year 2011 was 12.0% versus 17.3% for the S&P 500 and for the trailing twelve months at 3/31/2011 the total return was 16.4% versus 15.7% for the benchmark.  Given that the beta on the fund was .78 (as of 3/31/2011)6, and that we positioned shares defensively in a market believed to have a number of unusual inherent risks, the result was not a surprise.  In sharp, upwardly sloping markets, as has been the case for the first half of fiscal 2011, the Fund has historically lagged versus its benchmark. In addition, the Fund also had significant net inflows from new investors and as such, carried a fairly large cash position (between 6%-10%), throughout the period. This allowed the Fund to make purchases of attractively priced securities, which we expect will benefit shareholders in the longer-term.

Positioning

The Fund was able to generate positive “alpha,” or incremental gains, in information technology, where the sector underweight was the right call for the period and IBM (+22.6% absolute return) was a leader in the sector.  Holding no Utilities sector positions, given that few qualify within our “10/10” process7, helped us versus the benchmark, as that sector continued to perform poorly on a relative basis.  Also of note, was the strong performance of many of the Fund’s largest holdings for the period: Natural Resource Partners (31%), Novo Nordisk (29.2%), Linn Energy (26.3%), IBM (22.6%), Walgreen (20.9%) and Archer-Daniels-Midland (13.9%).  Allocations that did not work as well during the first half of fiscal 2011, included the large weighting in energy master limited partnerships (MLPs), consumer staples, materials and consumer discretionary, where our securities selections did not keep pace with more “high octane” names in their respective sectors.  Including cash, these allocations contributed to 530 basis points of underperformance for the period.  This also brought to our attention, the underperformance of the Fund’s biggest laggards for the period, many of which have been a drag on the portfolio for a number of quarters now, including: Target (-15.4%), Pepsico (-1.8%), Wal-Mart (-1%) and Proctor & Gamble (4.1%). We took the opportunity to sell these and other positions whose expected future contribution to Fund returns were being threatened by the “double whammy” of higher commodity input costs and the increased difficulty of companies to pass along price increases to strapped consumers.

With new money, the weightings of our favorite, largest positions were increased in order to seek incremental returns from the positions where we believe we have the greatest research conviction.  It is also believed that these positions represent the best return-to-risk profile in the coming quarters.  Names such as Novo Nordisk, McDonalds, Praxair, Linn Energy, Natural Resource Partners and Vodafone saw increased allocations.  Each has been raising dividends at above market rates, have dominant market positions, strong balance sheets and specific future catalysts that we believe warrant further confidence, even given each position’s significant gains over the past couple years.

New additions to the portfolio offer strong secular growth characteristics. In addition, each new name contributes positively to the dividend and distribution growth record of the Fund.  Overall, the equity positions in the Fund, in aggregate and on average, have increased dividends by more than 20% per year, for at least 10 consecutive years.  New meaningful additions to the portfolio in the period included: Norfolk Southern, Mine Safety Appliances, SEI Investments, Murphy Oil, Fastenal and Canadian Natural Resources. We like what managements at these firms are doing to grow free cashflow and expand distributions to investors – and we like their respective positions in their industries.

Unique Portfolio Characteristics
As investors look for total return strategies in turbulent times, that are anchored by consistent, growing dividends, The Rising Dividend Growth Fund offers a very specific approach and discipline.  One that has now distinguished itself for more than seven years, finding companies that have increased their dividends an average of 10% a year for at least ten consecutive years, as well as keeping up to 20% in MLPs, which are critical energy infrastructure. The MLPs also have contractual inflation escalation clauses to protect against cost increases.

The Fund’s MLPs are particularly attractive to investors worried about a declining US dollar; commodity inflation; achieving pricing power in a globally competitive world; China, where we are fairly sure that China will not be exporting pipeline systems into the US anytime soon; and in a world that continually competes for larger amounts of limited resources such oil, gas, coal, etc. Regardless of which direction energy commodity prices go, we believe that the usage and need to move these important resources to their critical destinations via MLPs, will continue to grow at well above market rates.  We expect that this will pay off nicely for investors over the next decade with growing cashflows/distributions.

The Fund’s percentage of non-US companies continues to increase, approaching 20%, and represents an effective way for the Fund to naturally protect against the continually declining dollar, as well as take advantage of better growth prospects outside the US. Specifically, a number of names that have been added recently, such as Canadian Natural Resources, are linked to natural resources in regions not directly affected by the conflicts in the Middle East and which could even benefit from these conflicts, as alternative suppliers.

Outlook

The Fund remains diversified, within a fairly concentrated portfolio of approximately 50 positions.  It is prudent to remain conservative and true to the core process that has enabled the Fund to be recently recognized in the public press, favorably by Morningstar ratings and growing from new customers/new asset inflows.  We are optimistic that the Fund can continue to find attractive dividend growth and MLP securities that will deliver material future total returns for investors, at below market risk levels.  The management team is working diligently to apply the core principles and discipline in dividend/distribution growth, that we helped pioneer through the development of the 10/10 rule and which we believe is time-tested.

1 Barron’s , April 4, 2011 M50

2 Ibid

3 Associated Press Business Writers, Rachel Beck and David Randall, April 1, 2011. “Dividends Come Roaring Back in 2011”

4 Barron’s, April 4,  2011, M50

5 Wall Street Journal, April 1, 2011, Page C18, Safeway’s Thin Margin of Safety”

6 DGA Research

7 Our requirement that our equities have, at a minimum, increased their dividend 10% or more, on average, for 10 consecutive years or longer.

Fund Performance – (Unaudited)

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (888) 826-2520 or visit www.dividendgrowthadvisors.com.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

*     Return figures reflect any change in price per share and assume the reinvestment of all dividends and distributions.
**      Class A commenced operations on March 18, 2004. For performance calculations, the inception date is March 23, 2004, the date the Fund first began to invest in accordance with its stated objective.
*** In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees.  Class A Shares have a maximum up-front sales charge of 5.75% that you pay when you buy your shares. The front-end sales charge for the Class A Shares decreases with the amount you invest and is included in the offering price.   The 1.00% redemption fee for Class A and Class C Shares applies only to redemptions within 60 days of acquisition. The fee is not applied to shares acquired through reinvestment of dividends or distributions.
**** The S&P 500® Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is a widely recognized unmanaged index representative of broader markets and ranges of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Comparison of the Growth of a $10,000 Investment in the Rising Dividend Growth Fund, Class A and the S&P 500® Index

$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
Value
Inception Date 3/23/04
Rising Dividend Growth Fund, Class A
S&P 500 Index
March-04
June-04
September-04
December-04
March-05
June-05
September-05
December-05
March-06
June-06
September-06
December-06
March-07
June-07
September-07
December-07
March-08
June-08
September-08
December-08
March-09
June-09
September-09
December-09
March-10
June-10
September-10
December-10
March-11
Date

Comparison of the Growth of a $10,000 Investment in the Rising Dividend Growth Fund, Class C and the S&P 500® Index

$15,500
$15,000
$14,500
$14,000
$13,500
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
$7,000
Value
Inception Date 4/14/05
Rising Dividend Growth Fund, Class C - $15,015
S&P 500 Index - $12,916
March-05
June-05
September-05
December-05
March-06
June-06
September-06
December-06
March-07
June-07
September-07
December-07
March-08
June-08
September-08
December-08
March-09
June-09
September-09
December-09
March-10
June-10
September-10
December-10
March-11
Date

Comparison of the Growth of a $10,000 Investment in the Rising Dividend Growth Fund, Class I and the S&P 500® Index

Value
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
$7,000
$6,500
$6,000
$5,500
$5,000
Inception Date 3/21/07
March-07
June-07
September-07
December-07
March-08
June-08
September-08
December-08
March-09
June-09
September-09
December-09
March-10
June-10
September-10
December-10
March-11
Date

The results shown for the Fund include reinvested distributions, applicable sales charges, fund expenses and management fees, and are shown before taxes on fund distributions and sale of fund shares. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The market indexes are unmanaged, do not reflect sales charges, commissions or expenses, or the effects of taxes. You cannot invest directly into an index. The performance quoted represents past performance, which does not guarantee future results.   Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (888) 826-2520 or visiting www.dividendgrowthadvisors.com.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company and may be obtained by calling (888) 826-2520.  Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

    1As a percent of net assets.

The Fund attempts to achieve its investment objective of long-term growth of capital and current income by investing in equity securities of domestic and foreign companies that have increased their dividend payments to shareholders for each of the past ten years or more.

Regardless of industry, the Fund invests at least 80% of its assets in equity securities of dividend-paying domestic and foreign companies whose market capitalization is at least $500 million and that have increased their dividend payments to stockholders for each of the past ten years or more. The Fund is non-diversified and normally concentrates its investments in a group of 25-50 of such companies. The Fund is a growth and income fund with a long-term investment philosophy.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov.  The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges and/or redemption fees on certain redemptions and (ii) ongoing costs, including management fees, distribution fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period, October 1, 2010 and held for the six months ended March 31, 2011.

Actual Expenses

The first line of each table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales loads on purchase payments, contingent deferred sales charges, and/or  redemption fees on certain redemptions.  Therefore, the second line of the table below is useful for comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period
Rising Dividend Growth Fund	Account Value	Account Value	October 1, 2010 -
Class A	October 1, 2010	March 31, 2011	March 31, 2011*

Actual	$1,000.00	$1,119.95	$8.72

Hypothetical**	$1,000.00	$1,016.70	$8.30

			Expenses Paid
	Beginning	Ending	During Period
Rising Dividend Growth Fund	Account Value	Account Value	October 1, 2010 -
Class C	October 1, 2010	March 31, 2011	March 31, 2011***

Actual	$1,000.00	$1,116.69	$11.87

Hypothetical**	$1,000.00	$1,013.71	$11.30

			Expenses Paid
	Beginning	Ending	During Period
Rising Dividend Growth Fund	Account Value	Account Value	October 1, 2010 -
Class I	October 1, 2010	March 31, 2011	March 31, 2011****

Actual	$1,000.00	$1,122.29	$6.61

Hypothetical**	$1,000.00	$1,018.70	$6.29

*Expenses are equal to Class A’s annualized net expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).
**Assumes a 5.00% return before expenses.
***Expenses are equal to Class C’s annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).
****Expenses are equal to Class I’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

Dividend Growth Trust
Rising Dividend Growth Fund
Schedule of Investments
March 31, 2011
(Unaudited)

Common Stocks/Master Limited Partnerships - 91.11%	Shares	Value

Accident & Health Insurance - 0.79%
Aflac, Inc.	16,700	$881,426

Aircraft Engines & Engine Parts - 0.95%
United Technologies Corp.	12,600	1,066,590

Arrangement of Transportation of Freight & Cargo - 1.79%
Expeditors International of Washington, Inc.	40,000	2,005,600

Bituminous Coal & Lignite Surface Mining - 1.92%
Natural Resource Partners, L.P.	61,400	2,153,298

Computer & Office Equipment - 2.71%
International Business Machines Corp. (IBM)	18,600	3,033,102

Crude Petroleum & Natural Gas - 4.07%
Canadian Natural Resources Ltd.	40,000	1,977,200
Linn Energy, LLC	48,000	1,868,640
Regency Energy Partners, L.P.	26,000	710,060
		4,555,900

Fats & Oils - 3.13%
Archer-Daniels-Midland Co.	97,500	3,510,975

Food & Kindred Products - 2.38%
Nestle SA (a)	46,450	2,669,946

General Industrial Machinery & Equipment - 1.68%
Illinois Tool Works, Inc.	35,000	1,880,200

Industrial Inorganic Chemicals - 3.15%
Air Products and Chemicals, Inc.	11,000	991,981
Praxair, Inc.	25,000	2,540,000
		3,531,981

Industrial Instruments for Measurement, Display, & Control - 1.54%
Roper Industries, Inc.	20,000	1,729,200

In Vitro & In Vivo Diagnostic Substances - 1.49%
Meridian Bioscience, Inc.	69,600	1,669,704

Investment Advice - 3.55%
Eaton Vance Corp.	60,700	1,956,968
Franklin Resources, Inc.	16,200	2,026,296
		3,983,264

Men's & Boy's Furnishings, Work Clothing, and Allied Garments - 1.85%
VF Corp.	21,000	2,069,130

Miscellaneous Food Preparations & Kindred Products - 1.15%
McCormick & Co., Inc. (b)	27,000	1,291,410

Natural Gas Transmission - 5.98%
DCP Midstream Partners, L.P.	17,000	688,500
Energy Transfer Equity, L.P.	45,700	2,056,500
Enterprise Products Partners, L.P.	48,900	2,105,634
Williams Partners, L.P.	35,800	1,854,440
		6,705,074

See accomplanying notes which are an integral part of the financial statements

Dividend Growth Trust
Rising Dividend Growth Fund
Schedule of Investments - continued
March 31, 2011
(Unaudited)

Common Stocks/Master Limited Partnerships - 91.11% - continued	Shares	Value

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.96%
Mine Safety Appliances Co.	60,000	$2,200,200

Petroleum Refining - 1.70%
Murphy Oil Corp.	26,000	1,908,920

Pharmaceutical Preparations - 9.17%
Novartis AG (a)	48,000	2,608,800
Novo-Nordisk A/S (a)	32,800	4,107,544
Teva Pharmaceutical Industries, Ltd. (a)	71,000	3,562,070
		10,278,414

Pipe Lines (No Natural Gas) - 7.98%
Enbridge Energy Partners, L.P.	17,600	1,137,312
Magellan Midstream Partners, L.P.	27,800	1,664,108
NuStar Energy, L.P.	21,300	1,446,057
NuStar GP Holdings, LLC.	30,000	1,093,500
Plains All American Pipeline, L.P.	33,500	2,134,954
Sunoco Logistics Partners, L.P.	16,900	1,466,582
		8,942,513

Plastic Products - 1.92%
AptarGroup, Inc.	43,000	2,155,590

Radio Telephone Communications - 2.08%
Vodafone Group, Plc. (a)	81,000	2,328,750

Railroads - Line-Haul Operating - 1.88%
Canadian National Railway Co.	28,000	2,107,560

Retail - Building Materials, Hardware, Garden Supply - 1.74%
Fastenal Co.	30,000	1,944,900

Retail - Drug Stores and Proprietary Stores - 2.39%
Walgreen Co.	66,600	2,673,324

Retail - Eating Places - 2.33%
McDonald's Corp.	34,400	2,617,496

Retail - Family Clothing Stores - 2.82%
Ross Stores, Inc.	20,000	1,422,400
TJX Companies, Inc. / The	35,000	1,740,550
		3,162,950

Security Brokers, Dealers & Flotation Companies - 1.70%
SEI Investments Co.	80,000	1,910,400

Semiconductors & Related Devices - 1.95%
Linear Technology Corp.	65,000	2,185,950

Services - Computer Processing & Data Preparation - 1.90%
Automatic Data Processing, Inc.	41,600	2,134,496

Services - Computer Programming Services - 2.09%
Infosys Technologies Ltd. (a)	32,600	2,337,420

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.62%
Ecolab, Inc.	35,600	1,816,312

See accomplanying notes which are an integral part of the financial statements

Dividend Growth Trust
Rising Dividend Growth Fund
Schedule of Investments - continued
March 31, 2011
(Unaudited)

Common Stocks/Master Limited Partnerships - 91.11% - continued	Shares	Value

Steel Works, Blast Furnaces, Rolling Mills - 1.93%
Nucor Corp.	47,000	$2,162,940

Surgical & Medical Instruments & Apparatus - 1.52%
Becton, Dickinson & Co.	21,400	1,703,868

Telephone Communications (No Radio Telephone) - 1.96%
CenturyLink, Inc.	53,000	2,202,150

Wholesale - Drugs Proprietaries & Druggists' Sundries - 2.34%
Cardinal Health, Inc.	63,900	2,628,207

TOTAL COMMON STOCKS/MASTER LIMITED PARTNERSHIPS (Cost $78,392,814)		102,139,160

Money Market Securities - 7.80%
Fidelity Institutional Money Market Portfolio - Institutional Shares, 0.25% (c)	8,737,611	8,737,611

TOTAL MONEY MARKET SECURITIES (Cost $8,737,611)		8,737,611

TOTAL INVESTMENTS (Cost $87,130,425) - 98.91%		$110,876,771

Assets in excess of other liabilities - 1.09%		1,224,719

TOTAL NET ASSETS - 100.00%		$112,101,490

(a) American Depositary Receipt.
(b) Non-voting shares
(c) Variable rate security; the money market rate shown represents the seven yield at March 31, 2011.

See accomplanying notes which are an integral part of the financial statements

Dividend Growth Trust
Rising Dividend Growth Fund
Statement of Assets and Liabilities
March 31, 2011
(Unaudited)

Assets
Investments in securities, at value (cost $87,130,425)	$110,876,771
Interest receivable	2,030
Dividends receivable	228,150
Receivable for fund shares sold	757,294
Receivable for investments sold	1,049,420
Tax reclaim receivable	6,967
Prepaid expenses	54,184
Total assets	112,974,816

Liabilities
Payable for investments purchased	650,138
Payable due to Advisor (a)	72,520
Payable for fund shares redeemed	87,297
Accrued 12b-1 fees	29,512
Other accrued expenses	33,859
Total liabilities	873,326

Net Assets	$112,101,490

Net Assets consist of:
Paid in capital	$94,028,704
Accumulated undistributed net investment income (loss)	(607,249)
Accumulated net realized gain (loss) on investments	(5,913,633)
Net unrealized appreciation (depreciation) on investments	24,593,668

Net Assets	$112,101,490

Net Assets: Class A	$64,998,399

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	4,528,031

Net asset value per share	$14.35

Maximum offering price per share ($14.35 / 94.25%)	$15.23

Minimum redemption price per share ($14.35 * 99.00%) (b) (c)	$14.20

Net Assets: Class C	$8,843,367

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	609,711

Net asset value and offering price per share	$14.50

Minimum redemption price per share ($14.50 * 99.00%) (c)	$14.36

Net Assets: Class I	$38,259,724

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	2,620,901

Net asset value, offering and redemption price per share	$14.60

(a) See Note 5 in the Notes to the Financial Statements.
(b) A contingent deferred sales charge ("CDSC") of 1.00% may be charged on redemptions of accounts greater than $1,000,000 redeemed within 12 months of purchase.
(c) A redemption fee of 1.00% may be charged on redemptions of shares within 60 days of purchase.

See accomplanying notes which are an integral part of the financial statements

Dividend Growth Trust
Rising Dividend Growth Fund
Statement of Operations
For the six months ended March 31, 2011
(Unaudited)

Investment Income
Dividend income (net of foreign withholding taxes of $36,412)	$1,247,321
Interest income	9,420
Total Income	1,256,741

Expenses
Investment advisor fee (a)	315,311
12b-1 fees (Class A - $106,600; Class C - $29,259)	135,859
Transfer agent expenses	52,979
Administration expenses	36,229
Registration expenses	30,613
Legal expenses	25,221
Miscellaneous expenses	23,653
Fund accounting expenses	19,582
Auditing expenses	10,600
Trustee expenses	9,970
Printing expenses	9,403
Custody expenses	8,557
Insurance expenses	8,257
Advisor Reimbursements Recouped (a)	5,846
Pricing expenses	1,680
Total Expenses	693,760
Advisor fees waived (a)	(30,582)
Net operating expenses	663,178
Net Investment Income	593,563

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities	482,485
Change in unrealized appreciation (depreciation)
on investment securities	8,017,441
Net realized and unrealized gain (loss) on investment securities	8,499,926
Net increase in net assets resulting from operations	$9,093,489

(a) See Note 5 in the Notes to the Financial Statements.

See accomplanying notes which are an integral part of the financial statements

Dividend Growth Trust
Rising Dividend Growth Fund
Statements of Changes In Net Assets

	Six Months Ended
	March 31, 2011	Fiscal Year Ended
	(Unaudited)	September 30, 2010
Operations
Net investment income	$593,563	$30,524
Net realized gain (loss) on investment securities	482,485	2,561,507
Change in unrealized appreciation on investment securities	8,017,441	7,742,139
Net increase (decrease) in net assets resulting from operations	9,093,489	10,334,170

Distributions
From net investment income, Class A	(438,236)	(21,480)
From net investment income, Class C	(33,875)	(1,204)
From net investment income, Class I	(276,330)	(7,840)
Distributions in excess of net investment income, Class A	(119,955)	(633,556)
Distributions in excess of net investment income, Class C	(13,669)	(35,513)
Distributions in excess of net investment income, Class I	(60,863)	(231,257)
Total distributions	(942,928)	(930,850)

Capital Share Transactions (a)
Proceeds from shares sold
Class A	18,378,533	5,866,898
Class C	4,405,205	787,346
Class I	18,491,599	9,676,044
Reinvestment of distributions
Class A	495,474	603,630
Class C	43,453	33,426
Class I	201,325	146,220
Amount paid for shares redeemed
Class A (b)	(5,114,198)	(7,074,966)
Class C (c)	(618,060)	(922,016)
Class I (d)	(883,626)	(6,491,921)
Net increase (decrease) in net assets resulting from share transactions	35,399,705	2,624,661
Total Increase (Decrease) in Net Assets	43,550,266	12,027,981

(a) See Note 1 in the Notes to the Financial Statements.
(b) Redemption fees of $3,865 and $2,297, respectively, retained by the Fund are included.
(c) Redemption fees of $496 and $29, respectively, retained by the Fund are included.
(d) Redemption fees of $4 and $0, respectively, retained by the Fund are included.

See accomplanying notes which are an integral part of the financial statements

Dividend Growth Trust
Rising Dividend Growth Fund
Statements of Changes In Net Assets - continued

	Six Months ended
	March 31, 2011	Fiscal Year ended
	(Unaudited)	September 30, 2010

Net Assets
Beginning of year	68,551,224	56,523,243

End of year	$112,101,490	$68,551,224

Accumulated undistributed net investment income (loss)	$(607,249)	$(257,884)
included in net assets

Capital Share Transactions - A Shares (a)
Shares sold	1,309,541	477,083
Shares issued in reinvestment of distributions	35,263	49,424
Shares redeemed	(370,606)	(586,126)

Net increase (decrease) from capital share transactions	974,198	(59,619)

Capital Share Transactions - C Shares (a)
Shares sold	310,412	63,388
Shares issued in reinvestment of distributions	3,056	2,724
Shares redeemed	(44,328)	(75,496)

Net increase (decrease) from capital share transactions	269,140	(9,384)

Capital Share Transactions - I Shares (a)
Shares sold	1,294,285	781,290
Shares issued in reinvestment of distributions	14,044	11,739
Shares redeemed	(62,182)	(541,198)

Net increase (decrease) from capital share transactions	1,246,147	251,831

(a) See Note 1 in the Notes to the Financial Statements.

See accomplanying notes which are an integral part of the financial statements

Dividend Growth Trust
Rising Dividend Growth Fund - Class A
Financial Highlights
For a share outstanding during each period
	Six Months Ended
	March 31, 2011		For the fiscal year ended September 30,
	(Unaudited)		2010	2009	2008	2007	2006

Selected Per Share Data
Net asset value, beginning of year	$12.94		$11.07	$11.31	$13.60	$12.06	$10.86

Income from investment operations
Net investment income (loss)	0.09	(a)	0.01	0.04	(0.01)	0.02	(0.06)
Net realized and unrealized gain (loss)	1.46		2.05	(0.04)	(1.95)	1.93	1.42
Total from investment operations	1.55		2.06	0.00	(1.96)	1.95	1.36

Less Distributions to shareholders:
From net investment income	(0.11)		(0.01)	(0.06)	-	(0.02)	-
From net realized gain	-		-	-	(0.05)	(0.23)	(0.03)
From tax return of capital	-		-	(0.10)	(0.27)	(0.12)	(0.09)
In excess of net investment income	(0.03)		(0.18)	(0.08)	(0.01)	(0.04)	(0.04)
Total distributions	(0.14)		(0.19)	(0.24)	(0.33)	(0.41)	(0.16)

Paid in capital from redemption fees (b)	-		-	-	-	-	-

Net asset value, end of year	$14.35		$12.94	$11.07	$11.31	$13.60	$12.06

Total Return (c)	12.00%		18.69%	0.33%	-14.63%	16.25%	12.62%

Ratios and Supplemental Data
Net assets, end of year (000)	$64,998		$46,003	$39,998	$45,894	$63,827	$43,566
Ratio of expenses to average net assets	1.65%		1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of expenses to average net assets
before waiver & reimbursement or recoupment	1.70%		1.86%	1.92%	1.56%	1.94%	2.13%
Ratio of net investment income (loss) to
average net assets	1.34%		0.01%	0.51%	(0.05)%	0.19%	(0.36)%
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement or recoupment	1.29%		(0.20)%	0.24%	0.04%	(0.11)%	(0.84)%
Portfolio turnover rate	18.72%		24.84%	39.40%	24.66%	31.09%	50.20%

(a) Per share net investment income has been calculated using the average shares method.
(b) Redemption fees resulted in less than $0.005 per share in each year.
(c) Total return in the above table represents the rate that an investor (invested for the entire year) would have earned on an investment in the Fund, assuming reinvestment of dividends. Returns shown exclude the effect of the sales load.

See accomplanying notes which are an integral part of the financial statements

Dividend Growth Trust
Rising Dividend Growth Fund - Class C
Financial Highlights
For a share outstanding during each period

	Six Months Ended		For the fiscal year ended September 30,
	March 31, 2011
	(Unaudited)		2010		2009	2008		2007	2006

Selected Per Share Data
Net asset value, beginning of year	$13.08		$11.14		$11.39	$13.62		$12.08	$10.87

Income from investment operations
Net investment income (loss)	0.05	(a)	(0.07)		(0.02)	(0.08)		-	(0.10)
Net realized and unrealized gain (loss)	1.47		2.12		(0.05)	(1.95)		1.85	1.40
Total from investment operations	1.52		2.05		(0.07)	(2.03)		1.85	1.30

Less distributions to shareholders:
From net investment income	(0.07)		-	(b)	(0.04)	-		-	-
From net realized gain	-		-		-	(0.05)		(0.23)	(0.03)
From tax return of capital	-		-		(0.08)	(0.15)		(0.06)	(0.04)
In excess of net investment income	(0.03)		(0.11)		(0.06)	(0.00)	(a)	(0.02)	(0.02)
Total distributions	(0.10)		(0.11)		(0.18)	(0.20)		(0.31)	(0.09)

Paid in capital from redemption fees (c)	-		-		-	-		-	-

Net asset value, end of year	$14.50		$13.08		$11.14	$11.39		$13.62	$12.08

Total Return (d)	11.67%		18.50%		-0.37%	-15.04%		15.55%	12.01%

Ratios and Supplemental Data
Net assets, end of period (000)	$8,843		$4,456		$3,898	$4,338		$5,505	$3,457
Ratio of expenses to average net assets	2.25%		2.25%		2.25%	2.25%		2.25%	2.36%
Ratio of expenses to average net assets
before waiver & reimbursement or recoupment	2.30%		2.46%		2.52%	2.03%		2.54%	2.84%
Ratio of net investment income (loss) to
average net assets	0.76%		(0.59)%		(0.10)%	(0.64)%		(0.41)%	(1.07)%
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement or recoupment	0.71%		(0.80)%		(0.37)%	(0.42)%		(0.71)%	(1.55)%
Portfolio turnover rate	18.72%		24.84%		39.40%	24.66%		31.09%	50.20%

(a) Per share net investment income has been calculated using the average shares method.
(b) Less than $0.01 per share.
(c) Redemption fees resulted in less than $0.005 per share in each period.
(d) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends.

See accomplanying notes which are an integral part of the financial statements

Dividend Growth Trust
Rising Dividend Growth Fund - Class I
Financial Highlights
For a share outstanding during each period

	Six Months Ended		For the fiscal year ended September 30,			For the period ended
	March 31, 2011					September 30,
	(Unaudited)		2010	2009	2008	2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$13.16		$11.25	$11.50	$13.85	$12.80

Income from investment operations
Net investment income	0.12	(b)	0.10	0.09	0.09	0.01
Net realized and unrealized gain (loss)	1.49		2.05	(0.06)	(2.00)	1.10
Total from investment operations	1.61		2.15	0.03	(1.91)	1.11

Less distributions to shareholders:
From net investment income	(0.14)		(0.01)	(0.07)	-	(0.01)
From net realized gain	-		-	-	-	-
From net realized gain	-		-	-	(0.05)	-
From tax return of capital	-		-	(0.12)	(0.37)	(0.04)
In excess of net investment income	(0.03)		(0.23)	(0.09)	(0.02)	(0.01)
Total distributions	(0.17)		(0.24)	(0.28)	(0.44)	(0.06)

Net asset value, end of period	$14.60		$13.16	$11.25	$11.50	$13.85

Total Return (c)	12.23%		19.21%	0.63%	-14.08%	8.61%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$38,260		$18,092	$12,628	$11,153	$6,548
Ratio of expenses to average net assets	1.25%		1.25%	1.25%	1.25%	1.25%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement	1.30%		1.46%	1.52%	1.44%	1.54%	(e)
Ratio of net investment income (loss) to
average net assets	1.71%		0.41%	0.97%	0.40%	(0.59)%	(e)
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement	1.66%		0.20%	0.70%	0.21%	(0.29)%	(e)
Portfolio turnover rate	18.72%		24.84%	39.40%	24.66%	31.09%	(d)

(a) March 21, 2007 (Commencement of Operations) through September 30, 2007.
(b) Per share net investment income has been calculated using the average shares method.
(c) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

See accomplanying notes which are an integral part of the financial statements

Dividend Growth Trust
Rising Dividend Growth Fund
Notes to the Financial Statements
March 31, 2011
(Unaudited)

NOTE 1.  ORGANIZATION

Dividend Growth Trust (the "Trust") is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust (now a "statutory trust") on July 14, 1999.

The Trust is authorized to issue an unlimited number of shares of beneficial interest of $.001 par value. The Trust currently offers shares of the Rising Dividend Growth Fund (“Fund”). Prior to April 14, 2005, the Fund offered Class A shares only.  Commencement of operations for Class A Shares was March 18, 2004; for Class C Shares was April 14, 2005; and Class I Shares was March 21, 2007.  The Fund currently offers three Classes of shares (“Class A”, “Class C,” and “Class I”).  Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class bears different distribution expenses.  Each Class of shares has exclusive voting rights with respect to matters that affect only that Class.  Income, expenses (other than expenses attributable to a specific Class) and realized and unrealized gains or losses on investments are allocated to each Class of shares based on relative net assets.

The Fund seeks long-term growth of capital and current income by investing primarily in common stocks and master limited partnerships of domestic and foreign companies that have increased their dividend payments to shareholders each year for the past ten years or more.  The Fund normally concentrates its investments in a group of 25-50 common stocks.  Due to the inherent risk in any investment program, the Fund cannot ensure that its investment objectives will be realized.

NOTE 2. INDEMNIFICATION

Under the Trust's organizational documents each trustee, officer, employee, manager or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust and the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnification.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value as described in note 4.

When market quotations are not readily available, when Dividend Growth Advisors, LLC (“Advisor” or “DGA”) determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, according to guidelines established by the Board.  As a general principle, the current fair value of a security being valued by the Advisor would be the amount which the Fund might reasonably expect to receive upon a current sale.  Methods which are in accord with this principle may, for example, be based on, among other factors, a multiple of earnings, a discount from market of a similar freely traded security, or yield to maturity with respect to debt issues.  Fair value determinations will not be based on what the Advisor believes that a buyer may pay at a later time, such as when market conditions change or when the market ultimately recognizes a security’s true value as perceived by the Advisor.  Similarly, bonds and other instruments may not be fair valued at par based on the expectation that the Fund will hold the investment until maturity.

Federal Income Taxes – There is no provision for federal income tax.  The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains, if any, annually.  If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Dividend Growth Trust
Rising Dividend Growth Fund
Notes to the Financial Statements - continued
March 31, 2011
(Unaudited)
NOTE 3. SIGNIFICANT ACCOUNTING POLICIES – continued

As of and during the six months ended March 31, 2011, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year the Fund did not incur any interest and penalties.  The statute of limitations on the Fund’s tax returns remains open for the years ended September 30, 2007 through September 30, 2010.  Management has considered uncertain tax positions for all open tax years, and concluded that there are none.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income and distributions from Master Limited Partnerships (“MLPs”) are recorded on the ex-dividend date.  Distributions received from the Fund’s investments in MLPs generally are recorded as a return of capital, reducing the cost basis of the associated MLP investment. Income or loss from the MLP investments is recorded upon receipt of the MLP’s K-1.

Dividends and Distributions - The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders.  Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  GAAP requires that certain components of the net assets be reclassified between financial and tax reporting.  Those reclassifications have no effect on the net assets or the net asset value per share.

Subsequent Events - Management has evaluated subsequent events and determined there were no material subsequent events.

NOTE 4.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Dividend Growth Trust
Rising Dividend Growth Fund
Notes to the Financial Statements - continued
March 31, 2011
(Unaudited)

NOTE 4.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, American Depositary Receipts (ADRs), and master limited partnerships, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will generally be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will generally be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

Dividend Growth Trust
Rising Dividend Growth Fund
Notes to the Financial Statements - continued
March 31, 2011
(Unaudited)

NOTE 4.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2011:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$64,145,045	$-	$-	$64,145,045

American Depositary Receipts*	17,614,530	-	-	17,614,530

Master Limited Partnerships*	20,379,585	-	-	20,379,585

Money Market Securities	8,737,611	-	-	8,737,611

Total	$110,876,771	$-	$-	$110,876,771
*Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any securities during the reporting period which transferred between Levels 1 and 2.  The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

The Trust retains DGA as the Fund’s Investment Advisor. The Advisor manages the investments of the Fund in accordance with the Fund's investment objectives, policies and limitations. Pursuant to the terms of the Investment Advisory Agreement, the Advisor has full discretion to manage the assets of the Fund in accordance with its investment objective.  As compensation for its investment management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. The Advisor has also agreed to waive its advisory fees or reimburse other Fund expenses so that the Fund’s annual operating expenses will not exceed 1.65% for Class A shares, 2.25% for Class C shares, and 1.25% for Class I shares of the average daily net assets of the respective class (excluding brokerage and other investment-related costs, interest, taxes, dues, fees, costs of qualifying the Fund’s shares for sales and extraordinary expenses and the fees and expenses associated with acquired funds).   For the six months ended March 31, 2011, the Advisor earned fees of $315,311 and waived fees of $24,736.  At March 31, 2011, there was a net payable due to the Advisor in the amount of $72,520.  The Advisor is entitled to reimbursement of fees waived or reimbursed to the Fund if the actual operating expense ratios falls below the expense limits that were in place at the time such waivers and reimbursements occurred.  The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to waivers, reductions, and payments made with respect to the Fund.  The waived fees related to operating expenses subject to recovery, at September 30, 2010, were as follows and may not be ratably applicable to each class of shares:

Amount	To be repaid by September 30,

$18,357	2011
144,352	2012
125,343	2013

Dividend Growth Trust
Rising Dividend Growth Fund
Notes to the Financial Statements - continued
March 31, 2011
(Unaudited)
NOTE 5. FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS – continued

For the six months ended March 31, 2011, $24,736 of waived fees may be subject to repayment by the Fund to the Advisor through September 30, 2014.  For the six months ended March 31, 2011, the Fund reimbursed the Advisor $5,846 in previously waived fees.

The Fund retains Huntington Asset Services, Inc. (“HASI”), a wholly owned subsidiary of Huntington Bancshares, Inc. (“Huntington”), to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting.  For the six months ended March 31, 2011, HASI earned $36,229 for administrative services provided to the Fund.

The Fund also retains HASI to act as the Fund’s transfer agent.  HASI maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.   For the six months ended March 31, 2011, HASI earned fees of $35,390 for transfer agent services provided to the Fund and $17,589 in reimbursement of out-of-pocket expenses incurred in providing transfer agent services to the Fund.

In addition, HASI provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services.  For the six months ended March 31, 2011, HASI earned $19,582 for fund accounting services provided to the Fund.

The Fund retains Unified Financial Securities, Inc. (the “Distributor”), a wholly owned subsidiary of Huntington, to act as the principal distributor of its shares.  Huntington is also the parent company of Huntington National Bank, the Fund’s Custodian.

The Trust, on behalf of the Fund for Class A and Class C Shares, has adopted a Distribution Plan (each “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which it is authorized to compensate the Distributor for payments to dealers or others with distribution fees as follows:  Class A Shares: An annual distribution fee of 0.25% and an annual service fee of 0.15% of the Class A Share’s average daily net assets for a total of 0.40%.  Class C Shares: An annual distribution fee of 0.75% and an annual service fee of 0.25% of the Class C share’s average daily net assets for a total of 1.00%.  The fees payable under each Plan shall be used to compensate the Distributor for any expenses primarily intended to result in the sale of the Fund’s shares, including, but not limited to:  payments the Distributor makes to broker-dealers or other financial institutions and industry professionals for providing distribution assistance and administrative support services to the holders of the Fund’s shares, payments made for the preparation, printing and distribution of advertisements and sales literature, and payments made for printing and distributing prospectuses and shareholders reports to other than existing shareholders of the Fund.  Class I shares are not subject to rule 12b-1 fees.

The shareholder servicing fees shall be used to pay, among other things: assisting in establishing and maintaining customer accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from the Trust on behalf of customers, furnishing personal services and maintaining shareholder accounts, facilitating certain shareholder communications from the Trust to customers, receiving and answering correspondence and aiding in maintaining the investment of the Fund’s shareholders.  For the six months ended March 31, 2011, Class A incurred 12b-1 expenses of $106,600 and Class C incurred 12b-1 expenses of $29,259.  At March 31, 2011, the Fund owed the Distributor $29,512 for 12b-1 expenses.

Trustees and Officers affiliated with the Advisor are not compensated by the Trust for their services. The Trust does not have any retirement plan for its Trustees. Each Trustee who is not an “interested person” of the Trust, as that term is defined in the 1940 Act, receives $1,000 per regular meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The Trustees also receive $500 for each special board meeting attended.  The Independent Chairman of the Board receives an additional $1,000 per meeting. The Chairman of the Audit Committee and the Chairman of the Nomination and Governance Committee each receives $500 per committee meeting chaired, respectively, for acting as Chairmen of such Committees.

The Law Offices of John H. Lively and Associates, Inc., a member firm of The 1940 Act Law Group, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the owner of The Law Offices of John H. Lively & Associates, Inc., but he receives no direct compensation from the Trust or the Funds for serving as an officer of the Trust.

Dividend Growth Trust
Rising Dividend Growth Fund
Notes to the Financial Statements - continued
March 31, 2011
(Unaudited)

NOTE 6.  INVESTMENTS

For the six months ended March 31, 2011, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases
Other	$46,614,004

Sales
Other	$14,569,600

At March 31, 2011, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Appreciation	$23,763,270
Gross (Depreciation)	(16,924)
Net Appreciation (Depreciation)
on Investments	$23,746,346

At March 31, 2011, the aggregate cost of securities for federal income tax purposes was $86,672,100.  The difference between cost amounts for financial statement and federal income tax purposes are due primarily to timing differences in recognizing certain passive losses earned through MLP’s.

NOTE 7.  ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Dividend Growth Trust
Rising Dividend Growth Fund
Notes to the Financial Statements - continued
March 31, 2011
(Unaudited)

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

For the six months ended March 31, 2011, distributions from net investment income were paid quarterly and totaled $0.11 per share to Class A shareholders, less than $0.07 per share to Class C shareholders, and $0.14 per share to Class I shareholders.  Distributions in excess of net investment income totaled $0.03 per share to Class A shareholders, $0.03 per share to Class C shareholders, and $0.03 per share to Class I shareholders.

For the fiscal year ended September 30, 2010, distributions from net investment income were paid quarterly and totaled $0.01 per share to Class A shareholders, less than $0.01 per share to Class C shareholders, and $0.01 per share to Class I shareholders.  Distributions in excess of net investment income totaled $0.18 per share for Class A shareholders, $0.11 per share for Class C shareholders, and $0.23 per share for Class I shareholders.

The tax character of distributions paid during the fiscal years ended September 30, 2010 and 2009 is as follows:

	2010	2009

Ordinary income	$930,850	$738,961
Return of Capital	-	566,472
Total distributions paid	$930,850	$1,305,433

At September 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$517,195
Capital loss carryforwards (see Note 9)	(6,396,118)
Unrealized appreciation	15,801,148

Distributable earnings	$9,922,225

The differences between book basis and tax basis undistributed amounts result from differences in recognizing certain passive losses earned through MLPs and the treatment of capital loss carryforwards not yet available for tax purposes. In addition, there were certain reclassifications relating to permanent book/tax differences resulting from re-characterization of gains/(losses) on the sale of various Master Limited Partnership holdings.  The reclassifications resulted in an increase of Accumulated undistributed net investment income of $1,154,012 and a decrease of Accumulated net realized gain/(loss) on investments of $1,154,012.  These reclassifications had no impact on the results of operations or net assets.

NOTE 9. CAPITAL LOSS CARRYFORWARDS

At September 30, 2010, for federal income tax purposes, the Fund has capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

Amount	Expiring September 30,
$996,706	2017
5,399,412	2018

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and how the Fund voted those proxies during the most recent 12 month period ended September 30 is available (1) without charge, upon request, by calling (888) 826-2520 and (2) on the SEC website at http://www.sec.gov.

TRUSTEES
Earl L. Mason, Chairman
C. Troy Shaver, Jr.
Roger B. Rainville
W. Thomas Smith, Jr.

OFFICERS
C. Troy Shaver, Jr., President
Edward Obuchowski, Treasurer and Principal Accounting Officer
Jere Estes, Assistant Treasurer
John Lively, Secretary
Jane Cameron, Chief Compliance Officer
Tara R. Pierson, Assistant Secretary

INVESTMENT ADVISOR
Dividend Growth Advisors, LLC
58 Riverwalk Boulevard
Building 2, Suite A
Ridgeland, South Carolina 29936

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 N. Meridian Street, Ste. 300
Indianapolis, Indiana 46208

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
The Law Offices of John H. Lively & Associates, Inc.
A Member of The 1940 Act Law Group
2041 West 141st Terrace, Suite 119
Leawood, KS 66224

CUSTODIAN
The Huntington National Bank
7 Easton Oval
Columbus, Ohio 43219

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 N. Meridian Street, Ste. 300
Indianapolis, Indiana  46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.  NOT APPLICABLE – disclosed with the annual report

Item 3. Audit Committee Financial Expert.  NOT APPLICABLE – disclosed with the annual report

Item 4. Principal Accountant Fees and Services.  NOT APPLICABLE – disclosed with the annual report

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.   This schedule is filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)
The registrant's officers, including the principal executive officer and principal financial officer, concluded that, based on an evaluation of the registrant’s disclosure controls and procedures as of June 6, 2011, the registrant’s disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis and that material information relating to the registrant is made known to the Principal Executive Officer and Principal Financial Officer as appropriate to allow timely decisions regarding required disclosure

(b)
There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)                      Not Applicable – Only filed with the Annual.

(a)(2)
Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3)        Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is provided herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Dividend Growth Trust

By *
/s/ C. Troy Shaver, Jr
C. Troy Shaver, Jr., President and
Principal Executive Officer

Date: 06/06/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By *
/s/ C. Troy Shaver, Jr
C. Troy Shaver, Jr., President and
Principal Executive Officer

Date: 06/06/2011

By *
/s/ Edward Obuchowski
Edward Obuchowski, Treasurer and
Principal Financial Officer

Date: 06/06/2011